UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

First Metroplex Capital, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-51927	71-0919962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15950 Dallas Parkway, Suite 525, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 720-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 12, 2007, T Bank, N.A. (the “Bank”), a wholly-owned subsidiary of First Metroplex Capital, Inc. (the “Company”), entered into an informal administrative action with the Office of the Comptroller of the Currency (the “OCC”). Under this document, the Bank has agreed to revise and implement changes to its internal audit program and its Bank Secrecy Act controls. In addition, the document calls for increased management control and board level oversight of Bank and Trust Department operations, especially in the areas of risk identification and monitoring.

Because Management intends to adequately address the issues raised by the OCC, Management believes that the informal administrative action will have no material impact on the Company’s operating results or financial condition and it will not constrain the Company’s business. Management is committed to resolving these issues and has already initiated numerous corrective actions.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: changes in the interest rate environment; changes in the securities and real estate markets; increased competition and its effect on pricing, spending, third-party relationships and revenues; and the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the 2006 Annual Report on Form 10-KSB of the Company (including under the heading “Forward-Looking Statements”) filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s internet site (http://www.sec.gov). The forward-looking statements in this report speak only as of the date of the report, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Metroplex Capital, Inc.

Date: April 17, 2007	By:	/s/ Patrick G. Adams
Patrick G. Adams
President